Prospectus Supplement August 22, 2025 For the most recent prospectuses of the following series, as supplemented to date:

American Funds College Target Date Series®

American Funds® Portfolio Series

American Funds® Retirement Income Portfolio Series

American Funds Target Date Retirement Series®

Changes apply to all series unless otherwise noted below.

1.	The information under the heading “Investing in future delivery contracts” in the “Investment objectives, strategies and risks” section of the statutory prospectus is amended to read as follows:

Investments in future delivery contracts — An underlying fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When an underlying fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), an underlying fund may or may not hold the types of mortgage-backed securities required to be delivered. An underlying fund may choose to roll these transactions in lieu of settling them.

When an underlying fund rolls the purchase of these types of future delivery transactions, an underlying fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When an underlying fund rolls the sale of these transactions rather than settling them, an underlying fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of an underlying fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for an underlying fund.

2.	The following is added to the section titled “Underlying funds — Growth-and-income funds” in the “Information regarding the underlying funds” section of the prospectus for American Funds® Portfolio Series:

Capital Group Conservative Equity ETF The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. Under normal market conditions, the fund will invest at least 80% of its assets in common stocks and other equity-type securities. The fund invests primarily in the United States and Canada.

The fund’s equity investments are limited to securities of companies that are included on an eligible list. When determining whether to include a security on the eligible list, the investment adviser principally considers whether a company is deemed to have a strong balance sheet and sustainable dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Capital Group Core Equity ETF The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks of companies that the investment adviser believes demonstrate the potential for appreciation and/or dividends. The fund normally invests at least 80% of its assets in equity securities. The fund may invest up to 15% of its assets, at the time of purchase, outside the United States. The fund is designed for investors seeking both capital appreciation and income.

3. The following is added to the section titled “Underlying funds — Tax-exempt bond funds” in the “Information regarding the underlying funds” section of the prospectus for American Funds® Portfolio Series:

Capital Group Municipal High-Income ETF The fund’s investment objective is to provide a high level of current income exempt from regular federal income tax.

In seeking to achieve its objective, the fund may accept risks to capital value deemed prudent by the fund's investment adviser to take advantage of opportunities for higher current income on municipal bonds. Municipal bonds are debt obligations that pay interest that is exempt from federal taxation, with payments made from a wide variety of sources, including governmental revenue streams and private enterprises.

Under normal circumstances, the fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax. The fund may invest, without limitation, in “private activity bonds” whose interest is generally subject to the federal alternative minimum tax. The fund invests at least 60% of its portfolio in debt securities rated BBB+ or below or Baa1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below or Ba1 or below are sometimes referred to as “junk bonds.”

Keep this supplement with your prospectus.

Lit. No. MFGESU-003-0825P CGD/AFD/10039-S109622

THE FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) MAKE AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT FOR ALL FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT OF THE FUNDS’ PROSPECTUSES (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES).

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY

Statement of Additional Information Supplement August 22, 2025

For the most recent statement of additional information of the following series, as supplemented to date:

American Funds College Target Date Series®	American Funds® Retirement Income Portfolio Series
American Funds® Portfolio Series	American Funds Target Date Retirement Series®

Changes apply to all funds unless otherwise noted.

1. The paragraphs under the heading “Forward commitment, when issued and delayed delivery transactions” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information are amended to read as follows:

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement, and when an underlying fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

An underlying fund may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, an underlying fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. When rolling the sale of these types of transactions, an underlying fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.

When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), an underlying fund forgoes principal and interest paid on the mortgage-backed securities. An underlying fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. An underlying fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. An underlying fund could suffer a loss if the contracting party fails to perform the future transaction and an underlying fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to an underlying fund’s portfolio turnover rate.

With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards. An underlying fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, an underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of an underlying fund’s portfolio securities decline while an underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, an underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, an underlying fund may sell such securities.

When an underlying fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), an underlying fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent an underlying fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, an underlying fund would not participate in future gains or losses with respect to the security if an underlying fund holds such security. If the other party to a transaction fails to pay for the securities, an underlying fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, an underlying fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Under the SEC’s rule applicable to the underlying fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

2. The header of the annual advisory fee table under the heading “Investment Advisory and Service Agreement” in the “Management of the series” section of the statement of additional information for American Funds® Portfolio Series is updated as follows:

Underlying Funds	Annual Fee Rate

3. The following are added after Capital Income Builder in the annual advisory fee table under the heading “Investment Advisory and Service Agreement” in the “Management of the series” section of the statement of additional information for American Funds® Portfolio Series:

Underlying Funds	Annual Fee Rate
Capital Group Conservative Equity ETF	0.33%
Capital Group Core Equity ETF	0.33

4. The following are added after Capital Group Dividend Value ETF in the annual advisory fee table under the heading “Investment Advisory and Service Agreement” in the “Management of the series” section of the statement of additional information for American Funds® Portfolio Series:

Underlying Funds	Annual Fee Rate
Capital Group Municipal High-Income ETF	0.34%

Keep this supplement with your statement of additional information.

Lit No. MFGESU-006-0825O CGD /10149-S109626